Exhibit 10.1

TERM NOTE - INTEREST EXTRA (Interest Tied to Prime)

$400,000.00	Account/Note No. _______________ 400 Park Avenue, 20th Floor New York, NY 10022 September 10, 2015

For value received, the undersigned, MYOS CORPORATION, A NEVADA CORPORATION (the "Borrower"), promises to pay to the order of City National Bank, a national banking association ("CNB"). at its office in this city, in lawful money of the United States of America and in immediately available funds, the principal sum of FOUR HUNDRED THOUSAND AND NO/100THS DOLLARS ($400,000.00), with interest thereon from the date of disbursement at a rate computed on a basis of a 360-day year, actual days elapsed, equal to the greater of (a) three and one-half percent (3.500%) per year, or (b) the "Prime Rate" of CNB, as it exists from time to time plus one and one-quarter percent (1.250%) per year. The interest rate under this Note shall never be greater than the lesser of 16.00% or the maximum rate allowed by applicable law. "Prime Rate" shall mean the rate most recently announced by CNB at its principal office in Los Angeles, California, as its "Prime Rate." Any change in the Prime Rate shall become effective on the same business day on which the Prime Rate shall change, without prior notice to Borrower.

Interest accrued on this Note shall be payable on the last day of each month, commencing September 30, 2015.

Principal shall be payable on the last day of each month in three (3) consecutive installments of ONE HUNDRED THOUSAND AND NO/100THS DOLLARS ($100,000.00) each, commencing on September 30, 2015, and continuing up to and including November 30, 2015, with a final installment of ONE HUNDRED THOUSAND AND NO/100THS DOLLARS ($100,000.00) due and payable in full on December 31, 2015.

Anything herein to the contrary notwithstanding, all principal and interest remaining unpaid on December 31, 2015, shall be immediately due and payable.

Borrower shall pay to CNB a late charge of 5.00% or $10.00, whichever is greater, of any payment not received by CNB on or before the 10th day after the payment is due.

1.           EVENTS OF DEFAULT. The occurrence of any of the following with respect to any Borrower shall constitute an "Event of Default" hereunder;

1.1.           Failure to make any payment of principal or interest when due under this Note;

1.2.           Filing of a petition by or against any of such parties under any provision of the Bankruptcy Code;

1.3.           Appointment of a receiver or an assignee for the benefit of creditors;

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City National Bank	TERM NOTE - INTEREST EXTRA
(Interest Tied to Prime)

1.4.           Commencement of dissolution or liquidation proceedings or the disqualification (under any applicable law or regulation) of any of such parties which is a corporation, partnership, joint venture or any other type of entity;

1.5.           Death or incapacity of any of such parties which is an individual;

1.6.           Any financial statement provided by any of such parties to CNB is false or materially misleading;

1.7.           Any material default in the payment or performance of any obligation, or any default under any provision of any contract or instrument pursuant to which any of such parties has incurred any obligation for borrowed money, any purchase obligation or any other liability of any kind to any person or entity, including CNB;

1.8.           Any sale or transfer of all or a substantial or material part of the assets of any of such parties other than in the ordinary course of business; or

1.9.           Any violation, breach or default under this Note, any letter agreement, guaranty, security agreement, subordination agreement or any other contract or instrument executed in connection with this Note or securing this Note.

Should more than one person or entity execute this Note as Borrower, the obligations of each Borrower shall be joint and several.

If this Note is subject to a law that sets maximum loan charges, and that law is finally interpreted so that the interest or other charges collected, or to be collected in connection with this Note exceeds the permitted limits, then: (a) any such charge will be reduced by the amount necessary to reduce the charge to the permitted limit: and (b) any sums already collected from Borrower which exceed the permitted limits shall be refunded to Borrower. CNB will refund the excess either by reducing the principal owed under this Note or by making a direct payment to Borrower.

This Note will be governed by and interpreted in accordance with federal law and the laws of the State of New York (without reference to such state's conflicts of law rules). This Note has been accepted by CNB in the State of New York. If there is a lawsuit, Borrower agrees that venue and jurisdiction will be with any court of competent jurisdiction located in the State of New York.

Borrower represents and warrants to CNB that (a) Borrower's most recent financial statements that have been delivered to CNB are true, complete and correct and fairly present the financial condition of Borrower as of the accounting period referenced on the statements, and there has been no material adverse change in the financial condition of Borrower since the date of such financial statements, and (b) Borrower's most recent federal income tax return and all schedules attached to such return ("Federal Tax Return") that have been delivered to CNB are a true and correct copy of such Federal Tax Return filed with the Internal Revenue Service for the tax period ending on the date indicated in such Federal Tax Return.

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City National Bank	TERM NOTE - INTEREST EXTRA
(Interest Tied to Prime)

"BORROWER"

MYOS CORPORATION,
a Nevada corporation

By:	/s/ Joseph DosSantos
Joseph DosSantos, CFO/Interim
President/Secretary

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DISBURSEMENT INSTRUCTIONS

Branch: NY Legal Service Group, 682
Date: September 10, 2015

City National Bank, a national banking association ("CNB") is authorized to disburse the proceeds of that certain note dated September 10, 2015, in the amount of $400,000,00 executed by the undersigned Borrower as follows:

Amount
Renewal/Decrease	$400,00.00
TOTAL:	$400,00.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes CNB automatically to deduct from Borrower's account number __________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, CNB shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or CNB may voluntarily terminate Automatic Payments.

FUTURE DISBURSEMENTS. All proceeds are to be credited to Account Number _________ at City National Bank.

Disburse as Requested by: (identify persons authorized to make requests)
Peter Levy, per verbal or written request.

MYOS CORPORATION,
a Nevada corporation

By:	/s/ Joseph DosSantos
Joseph DosSantos, CFO/Interim
President/Secretary

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CORPORATE RESOLUTION TO OBTAIN CREDIT AND GRANT SECURITY

RECITALS

A.           MYOS CORPORATION. a corporation duly organized and existing under the laws of the State of Nevada ("Corporation"), will be benefited and its corporate purpose will be served by obtaining loans, advances and/or extensions of credit and other financial accommodations from City National Bank. a national banking association ("CNB"), and this Corporation desires to obtain present or future credit and other financial accommodations from, and/or grant security to, CNB; and

B.           If this Corporation is doing business under a fictitious business name, the Corporation has filed and published a fictitious business name statement doing business as N/A and the fictitious business name statement, a copy of which is attached, is currently in full force and effect.

C.           This Corporation desires that certain officers be authorized to act on its behalf, from time to time, in obtaining such credit from, and/or granting security to. CNB

NOW, THEREFORE, BE IT RESOLVED THAT:

1.           AUTHORIZATION. Any one (1) of the following officers of this Corporation are hereby authorized, empowered and directed to act in accordance with the terms of these Resolutions:

CFO/Interim
Joseph DosSantos	President/Secretary
Authorized Person Name	Title

2.           OBTAIN CREDIT. From time to time, with or without security. to obtain credit and other financial accommodations from CNB, and/or grant security for such credit or other financial accommodations, upon such terms as such officer(s), as the case may be, shall approve.

3.           SCOPE OF AUTHORITY. Without limiting the generality of the authority granted, such officer(s) designated in Paragraph 1 above, as the case may be, are authorized, empowered and directed, from time to time, in the name and on behalf of the Corporation , to:

3.1.           Incur Indebtedness. Incur Indebtedness to CNB. The word "Indebtedness" as used herein means all debts, obligations and liabilities, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and any interest rate swap or similar agreement entered into by this Corporation and all attorneys' fees and costs incurred (or allocable to CNB's in-house counsel) in connection with the negotiation, preparation, workout, collection and enforcement thereof, whether or not a lawsuit is filed;

RESOLUTION TO OBTAIN
City National Bank	CREDIT AND GRANT SECURITY

3.2.     Execute Documents. Execute, deliver and endorse with respect to Indebtedness to CNB, promissory notes, loan agreements, drafts, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, international Swaps and Derivatives Association (ISDA) master agreements, schedules, and credit support documentation, indemnities, waivers, purchase agreements and other financial undertakings, and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

3.3.     Grant Security Interest. Grant security interests in, pledge, assign, transfer, endorse, mortgage or otherwise hypothecate to CNB and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of this Corporation as may be agreed upon by any authorized officer(s) as collateral security for any or all Indebtedness of this Corporation and grant and execute renewals, extensions or modifications thereof;

3.4.     Negotiable Instruments. Sell to, or discount or rediscount with CNB all negotiable instruments, including, without limitation, promissory notes, commercial paper, drafts, accounts, acceptances, leases, chattel paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by this Corporation, and draw, endorse, or transfer any of such instruments or documents on behalf of this Corporation, and execute and deliver to CNB all documents and agreements in connection therewith, and al renewals, extensions or modifications thereof;

3.5.     Loan Proceeds. Direct the disposition of the proceeds of any credit extended by CNB, and deliver to CNB, and accept from CNB delivery of, any property of this Corporation at any time held or to be held by CNB; and

3.6.     Appoint Persons. Appoint persons to act on behalf of this Corporation to transact any and all acts authorized in Paragraphs 3.1 through 3.5 above. Any appointments made by any of the authorized officer(s) named herein may be conclusively relied upon by CNB until CNB is advised otherwise in writing by any of the so named authorized officer(s).

4.            WRITINGS. Any instruments, documents, agreements or other writings executed under or pursuant to these resolutions (collectively, the 'Resolutions") may be in such form and contain such terms and conditions as may be required by CNB in its sole discretion, and execution thereof by any officer(s) or other person authorized under the Resolutions shall be conclusive evidence of such officer(s) or such other appointed person's and this Corporation's approval of the terms and conditions thereof.

5.            REQUESTS FOR CREDIT. Credit may be requested by this Corporation from CNB in person, in writing, by telephone, or by other method acceptable to CNB. This Corporation recognizes and agrees that CNB cannot effectively determine whether a specific request purportedly made by or on behalf of this Corporation is actually authorized or authentic. As it is in this Corporation's best interest that CNB extend credit in response to these forms of requests, this Corporation assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of this Corporation. This Corporation is hereby authorized and directed to repay any credit that is extended by CNB pursuant to any request which CNB in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of this Corporation with CNB, regardless of whether any individual or entity other than this Corporation may have authority to draw against such account.

RESOLUTION TO OBTAIN
City National Bank	CREDIT AND GRANT SECURITY

6.            RATIFICATION/AMENDMENT. The authority given under the Resolutions shall be retroactive and any and all acts so authorized that are performed prior to the Resolutions' formal adoption are hereby ratified and affirmed. In the event two or more resolutions of this Corporation are currently in effect, the provisions of each shall be cumulative, unless the latest shall specifically provide otherwise. The authority given hereby shall remain in full force and effect, shall apply with equal force and effect to the successors of the officer(s) named herein, and CNB is authorized and requested to rely and act thereon, until CNB shall have received a certified copy of a further resolution of the officer(s) of this Corporation amending, rescinding or revoking the Resolutions.

7.            NO LIMITATION BY THIS RESOLUTION. Nothing contained in this Resolution shall limit the authority of any person to act on behalf of this Corporation as provided by law, by any agreement or authorization relating to this Corporation or otherwise.

CERTIFICATION

I, Joseph DosSantos, Secretary of MYOS CORPORATION, a corporation incorporated under the laws of the State of Nevada ("Corporation"), do hereby certify that the foregoing is a full, true and correct copy of Resolutions of the Board of Directors of the Corporation, duly and validly adopted by the Board of Directors as required by law, and by the by-laws of the Corporation.

I further certify that the Resolutions are still in full force and effect and have not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of these Resolutions.

AUTHORIZED SIGNATURE[S]:

/s/ Joseph DosSantos
Joseph DosSantos, CFO/Interim
President/Secretary

IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of the Corporation this 10th day of September, 2015.

By:	/s/ Joseph DosSantos
Joseph DosSantos, Secretary

LOAN FEES AND CHARGES

Borrower: Myos Corporation, a Nevada corporation	Date: 09/10/2015

Branch Name and No.: 682-PCS New York

Customer No.: ________	Note No.: _______

In connection with the above referenced loan, fees and charges, as estimated, are as follows:

Interest Payment Due on Note No. 235898-30756 to 08/31/2015	$962.50

Total Estimated Fees	$962.50

Actual fees may be higher or lower than estimated fees. Any excess funds will be deposited to Borrower's Checking. Account or reimbursed by Cashiers Check. If fees collected are insufficient to cover out of pocket costs, the Borrower will be billed directly for the balance unless authorization to debit the account is received.

☐      By checking this box, Borrower hereby authorizes City National Bank to charge the aforementioned fees and charges to depository account number _________.

Myos Corporation, a Nevada Corporation

By:	/s/ Joseph DosSantos
Joseph DosSantos, CFO/Interim
President/Secretary